SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) January 12, 2001




                      PEOPLES-SIDNEY FINANCIAL CORPORATION
--------------------------------------------------------------------------------

             (Exact name of Registrant as specified in its Charter)




           Delaware                     0-22223               31-1499862
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission File No.)    (IRS Employer
  of incorporation)                                         Identification No.)





101 E. Court Street, Sidney, Ohio                                    45365
--------------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code:   (937) 492-6129
                                                      ---------------

                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.    Financial Statements and Exhibits

           (c)       Exhibits

                     99     Press Release dated January 12, 2001.


Item 9.    Regulation FD Disclosure

           On January 12, 2001, Peoples-Sidney Financial Corporation issued the press release attached hereto as Exhibit 99.

                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  PEOPLES-SIDNEY FINANCIAL CORPORATION




Date:  January 17, 2001           By:   /s/ Douglas Stewart
       ----------------                 ----------------------------------------
                                        Douglas Stewart, President and Chief
                                        Executive Officer